IN THE UNITED STATES DISTRICT COURT
               FOR THE NORTHERN DISTRICT OF TEXAS
                        DALLAS DIVISION

AMERICAN INDUSTRIAL PROPERTIES
REIT,

     Plaintiff,

vs.                               CIVIL ACTION NO.:
                                  (Jury Trial Demanded)
PURE WORLD, INC. and PAUL O.
KOETHER,

     Defendants.


                           COMPLAINT

      COMES NOW American Industrial Properties REIT (the "Trust")

and  complains of Pure World, Inc. f/k/a American Holdings, Inc.,

f/k/a  Computer  Memories, Inc. ("Pure World") and  Paul  Koether

("Koether") (collectively, "Defendants"), as follows:

                               I.

                        NATURE OF ACTION

     1.         Pure World is a corporation principally owned and

controlled  by  Paul  Koether, a sophisticated  investor  with  a

reputation of being a "corporate raider" and "greenmailer."   His

latest  target  is the Trust, a Dallas County-based  real  estate investment  trust.  As explained more fully herein,  Koether,  by and  through Pure World and others, is impermissibly  seeking  to seize  control of and/or liquidate the Trust to further  his  own hidden  agenda  through the use of false and misleading  Schedule

13Ds and proxy statements in violation of the Securities Exchange

Act  of  1934, as amended, and rules and regulations  promulgated

thereunder   by   the   Securities   Exchange   Commission   (the

"SEC")(collectively, the "Exchange Act") and also in violation of state common and statutory law.  The Trust respectfully petitions the  Court  herein  for relief to stop these  violations  and  to compel  full and complete disclosure by Koether of his plans  and purposes  in  accordance with his obligations under  federal  and state law.  Additionally, the Trust seeks an award of damages for the  harm that Koether has caused by his illegal activities,  and certain declaratory relief as set forth herein.

                         II.

                                   PARTIES

     2.        The Trust is a real estate investment trust (a "REIT")

organized  and  existing pursuant to the laws  of  the  State  of

Texas,  with  its principal place of business in  Dallas  County,

Texas.   The managers of the Trust are citizens of the States  of

Texas and Montana, respectively.

3. Pure World is a Delaware corporation with its principal place of business in New Jersey. As set forth below, Pure World engages in business in Texas, but does not maintain a regular place of business or a designated agent for service of process in Texas. Accordingly, under Tex. Civ. Prac. & Rem. Code 17.041, et seq. and Fed. R. Civ. P. 4(h), Pure World may be served with process by serving the Texas Secretary of State, who will immediately mail the process to Pure World, directed to the attention of its president, Paul Koether, at Pure World's home office address, 211 Pennbrook Road, Far Hills, New Jersey 07931.
4. Koether is a citizen of New Jersey. As set forth below, Koether engages in business in Texas, but does not maintain a regular place of business or a designated agent for service of process in Texas. Accordingly, under Tex. Civ. Prac. & Rem. Code 17.041, et seq. and Fed. R. Civ. P. 4(e), Koether may be served with process by serving the Texas Secretary of State, who will immediately mail the process to Koether at his home address, 211 Pennbrook Road, Far Hills, New Jersey 07931.
                                   III.

                     JURISDICTION AND VENUE

     5.        This Court has subject matter jurisdiction over this

action  pursuant to 28 U.S.C.  1331, as all or part of the claims asserted  herein  arise  under the laws  of  the  United  States.

Additionally, this Court has jurisdiction under 15  U.S.C.   78aa

because  the Trust is seeking to enforce liabilities  and  duties created  by  the  Exchange  Act and to enjoin  future  violations

thereof.   Additionally, this Court has jurisdiction pursuant  to

28  U.S.C.   1332  because  this action is  between  citizens  of

different states and the matter in controversy exceeds the sum or value of $50,000, exclusive of interest and costs.

     6.         Venue in this district is proper pursuant  to  15

U.S.C.   78aa and 28 U.S.C  1391 as Defendants transact  business

in this district, Defendants are subject to personal jurisdiction in  this district, and all or a substantial part of the events or omissions  which  form the basis of the Trust's  claims  asserted herein, including tort claims, occurred in this district.

                              IV.

                             FACTS

Pure World and Koether

     7.        Pure World is a corporation that is substantially owned

and  controlled by Koether.  Koether is the president and CEO  of

Pure  World.   As  he  has  done on previous  occasions,  Koether

acquired  control  of Pure World as part of  a  hostile  takeover during the late 1980s.

     Koether's History of Greenmail

     8.        Over the years, Koether, in conjunction with his wife,

Natalie  Koether,  has  proven to be  a  "corporate  raider"  and

"greenmailer,"  preying  primarily  on  small  and   medium-sized

companies  which do not have large institutional  investors  with

the   sophistication   and  wherewithal  to  adequately   protect

themselves.   See,  e.g.,  "Matrix Board  Tells  Shareholders  of

Koether  Group's Track Record," PR Newswire (December 30,  1987),

Ex.  A; "Natalie Koether:  The Lady is a Raider,"  Business  Week

(February  23,  1987),  Ex. B; "Stater-Bros.  Chairman  Discloses

Background  about Craig Corp.," Business Wire (April  21,  1986),

Ex. C; "A New Greenmailer Swings into Action," Fortune (August 5,

1985), Ex. D, each of which are incorporated herein by reference.

The  common  pattern used by Koether is to purchase, directly  or indirectly,  a large block of a company's stock and then  either:

(1)  attempt to force the company to repurchase the shares at  an inflated price, threatening a takeover if the company does not do so (i.e., "greenmail"); or (2) actually take control of a company and  use  its  assets to engage in self-dealing transactions  and support  other Koether-owned/controlled business ventures through a  complex pattern of interlocking ownerships and agreements. See

Exhibits A-D.

     9.         An example of Koether's greenmail activities  was

explained  by the Delaware Court of Chancery in Emerald  Partners

v.  Berlin,  W.L. 25269 (Del. Ch. 1988).  In that  case,  Emerald

Partners,   a  partnership  owned  and  controlled   by   Koether

("Emerald"),  was acquiring the stock of a corporation  that  was

attempting  to  merge  with  another  corporation.    The   court

explained that although Koether was seeking to enjoin the  merger based  on  the  guise of exercising his rights as a  shareholder,

Koether's opposition appeared to be "based on motives other  than the best interests of [the target corporation]."  Id. at *4.  The

court   further  explained  that  "Mr.  Koether  ...   apparently

threatened  that  if [the target corporation]  did  not  purchase

Emerald's  interest [at an approximately $1.00 per share  premium over  market  prices], Emerald would make it  very  difficult  to

complete   the   proposed  merger."   Id.   Indeed,   the   court

unequivocally found that "Emerald obviously deals in  many  forms of  shareholder  blackmail, i.e. greenmail, in attempts  to  gain control  of  corporations  or  be bought  out  at  a  substantial premium."  Id.

     Koether's History of Self-Dealing

     10.         In situations where Koether does not stop at mere

greenmail  attempts, but rather goes on to  seize  control  of  a target  company,  Koether has exhibited a consistent  pattern  of

extensive   self-dealing.   See,  e.g.,   "Matrix   Board   Tells

Shareholders  of  Koether  Group's  Track  Record,"  PR  Newswire

(December  30,  1987),  Ex. A; "Stater-Bros.  Chairman  Discloses

Background  about Craig Corp.,"  Business Wire (April 21,  1986),

Ex. C.

11. For example, in 1987, Paul and Natalie Koether (the "Koethers") gained control of Texas American Energy Corporation ("TAE") through a hostile proxy fight. After experiencing approximately two years of Koether-controlled management, the remaining shareholders were forced to institute a shareholder derivative action alleging, inter alia, that the Koethers: (1) caused TAE to sell TAE's primary asset for the Koethers' own financial benefit and to TAE's detriment through the use of false and misleading proxy statements soliciting shareholder approval for the transaction; (2) sold 1.6 million of TAE's common shares to entities owned or controlled by the Koethers for $1.25 per share when the shares were trading at $1.44 per share; (3) purchased 972,000 of TAE's common shares from an entity owned or controlled by the Koethers at $2.50 per share when the shares were trading at $1.62 per share; (4) caused TAE to use its assets to participate in greenmail transactions to the benefit of the Koethers and at the expense of TAE; and (5) caused TAE to pay Natalie Koether and her law firm $2 to $3 million in legal fees for "documenting, restructuring or implementing the self-dealing transactions described herein." See Abrams v. Koether, 766 F. Supp. 237 (D.N.J. 1991) ("Abrams I"); Abrams v. Koether, Fed.
Sec. L. Rep. (D. N.J. 1992) (CCH)  96,995, p. 94,336 ("Abrams
II"). Ultimately, shareholders were successful in forcing the Koethers to appoint independent directors to a majority of the board of directors' seats, and requiring the independent directors to approve any future related-party transactions by the Koethers with respect to TAE.
12. One tactic of Koether appears to be using the assets of an acquired corporation to generate and pay for exorbitant fees to himself and his affiliates. For example, during 1992 alone, Koether caused Pure World to pay his wife's law firm over $250,000 in legal fees; to pay Koether himself over $200,000 in salary and related benefits; and to pay affiliated companies over $200,000 for rental expenses, office sharing arrangements, and brokerage fees and commissions. Similarly, from 1990-1992, Koether caused Kent Financial Services, Inc. (the successor to
TAE) to pay his wife's law firm approximately $2.5 million in legal fees, and to pay himself approximately $1 million in salary and commissions. Upon information and belief, these are only examples of a regular pattern of self-dealing conduct that Koether has exhibited once acquiring control of his target corporations.

     Koether's History of False and Misleading Disclosures

     13.        Upon information and belief, another pattern of conduct

exhibited by Koether in his history of hostile takeovers has been the  use  of  false or misleading disclosures to  hide  his  true intentions  and  motivations in purchasing the  stock  of  target corporations and soliciting the proxies of other shareholders.

14. For example, in 1984, the Koethers, through use of a corporation under their control called Edudata Corporation ("Edudata"), sought to gain control of Scientific Computers, Inc. ("SCI"). SCI alleged that Edudata "conspired, with the Koethers [and two other entities substantially owned and controlled by the Koethers], to take over SCI through a series of fraudulent disclosures and material omissions and dilute it of its assets." Edudata Corporation v. Scientific Computers, Inc., 599 F. Supp. 1084, 1087 (D. Minn. 1984). The alleged omissions included failure to: (1) specify the Koethers' future plans concerning SCI; (2) identify adequately Edudata's background and affiliates; and (3) specify any potential liability Edudata may have due to misstatements or omissions of material fact made in its July 1984 public offering. Id. at 1086. Despite being on notice that their disclosures were inadequate and misleading, the Koethers failed to amend their tender offer materials until after being enjoined from proceeding with their tender offer by the District Court and by the Minnesota Commissioner of Commerce. Id; see also Abrams I, supra; Irvin E. Schermer Trust et al. v. Sun Equities Corp. et al., Cause No. 4-86-122, D. Minn. (filed 2/11/86)(both alleging the Koethers and affiliates filed misleading statements with the SEC, and in both cases, the Koethers settled with the plaintiffs). Upon information and belief, the Koethers have regularly engaged in a pattern of hiding their true intentions and secret self-dealing plans when pursuing control of their target companies.

     Koether's Hidden Agenda for the Trust

     15.        Beginning in December 1993, Koether, through Pure World

(then  known as American Holdings, Inc.), began acquiring  shares of  the  Trust.  In January 1994, Pure World's ownership interest exceeded five percent of the Trust's outstanding shares, and Pure

World's  most recent public disclosures state that  it  now  owns

9.785%  of the Trust's outstanding shares.  Beginning in February

1994,  and  continuing to this day, Koether, through Pure  World,

has  stated  in  Pure World's public disclosures,  including  its

Schedule 13Ds, that Pure World "has acquired [its interest in the

Trust] for capital appreciation."  Koether has also stated in the past that the Trust should be liquidated.  The Trust has recently learned,  however,  that  the Trust's shares  are  not  all  that

Koether has been attempting to acquire, but that Koether also has an  undisclosed  ulterior  motive for seeking  to  liquidate  the

Trust.

16. More particularly, at the same time Koether was acquiring the Trust's shares and proposing to take control of the Trust, and near the time Koether was proposing to liquidate the Trust, Koether was also engaged in secret negotiations with the Trust's largest creditor, The Manufacturers Life Insurance Company ("MLI"), to acquire the Trust's debt to MLI at a discount from its face value for his/Pure World's own benefit. Specifically, beginning in mid-1994, Koether began negotiations with MLI to purchase at a discount approximately $45 million in promissory notes (the "Notes") held by MLI. Koether also discussed with MLI the possibility of pursuing a scheme by which Koether would gain control of the Trust and give MLI a substantial equity stake in the Trust. Later in 1994, Koether and/or Pure World did, in fact, make a secret offer to purchase the Notes at a discount from face value, with an alternative proposal of issuing new shares and giving MLI an equity stake in the Trust. Koether and Pure World have continued their contact with MLI and, more recently, inquired as to whether MLI would sell the Notes if Koether or someone connected with him provided MLI with an indemnity. Koether and Pure World, however, have failed to disclose these negotiations and their attempts to buy the Notes in their disclosures to the Trust and the public, including the Schedule 13Ds and proxy statements they have filed with the SEC. Upon information and belief, Koether's undisclosed efforts to obtain the Notes at a discount are coupled with his efforts to obtain control of the Trust through a proxy contest so that Koether and Pure World could obtain the discount for themselves instead of on behalf of the Trust's shareholders.
Upon information and belief, it continues to be Koether's secret plan, through Pure World, to: (1) seize control of the Trust;
(2) concurrently and secretly acquire the Trust's Notes for himself or an affiliated company at a substantial discount from their face value; and then (3) liquidate the Trust to pay off the Notes at their full face value prior to maturity, all without disclosing his hidden interest in the Notes.

     Koether's Attempts to Implement his Hidden Agenda

     17.        The Trust is managed by trust managers in accordance

with  the Texas Real Estate Investment Trust Act (the "Texas REIT

Act").   Under  the  Texas  REIT Act, "all  powers  necessary  or

appropriate  to effect any or all of the purposes for  which  the real estate investment trust is organized shall be vested in  one or  more  trust manager(s) named in the declaration of  trust  or successor(s) selected in accordance therewith."  At least a  two-

thirds vote of the Trust's outstanding shares is required for the shareholders to elect a successor trust manager under the  bylaws of the Trust and in accordance with the Texas REIT Act.

18. Beginning in the fall of 1994, Koether, by and through Pure World, attempted to implement his hidden agenda and seize control of the Trust through a hostile proxy contest. The annual meeting of the Trust's shareholders was held in Dallas, Texas on November 21, 1994. Pure World and Koether did not obtain the two-thirds vote required to elect their own nominees.
19. Undeterred by his defeat in 1994, Koether continued his campaign of deception, misrepresentation and fraudulent omissions in 1995, again launching a hostile proxy contest to replace the current trust managers with his own nominees. Even though they solicited proxies based on false and misleading information, including the filing of false and misleading Schedule 13Ds and proxy statements, Koether and Pure World, at the Trust's 1995 meeting in Dallas, did not come close to obtaining the two-thirds required to elect their proposed trust managers. Koether and Pure World continued to conceal their secret negotiations with MLI to acquire the Notes for their own benefit at a discount, and they continued to conceal their hidden agenda to pay off the Notes in full shortly after Koether could acquire them from MLI for a substantial discount. Notwithstanding this second defeat, Koether's efforts to implement his secret plan are continuing and ongoing.

     Koether's Failure to Disclose His "Group"

     20.       Upon information and belief, Koether and Pure World

have  been  acting  in concert with an undisclosed  syndicate  or group (the "Group") for the common purpose of acquiring, holding,

voting or disposing shares of the Trust.  Koether and Pure World,

however,  have not disclosed the existence, identity, background,

ownership interests, purposes, or agreements of the Group in  any of  their  public  disclosures, including Pure  World's  Schedule

13Ds,  as  required  by applicable federal and  state  securities laws.

     Koether's Wrongful Acquisition of Excess Shares

     21.       Under the Internal Revenue Code, the Trust's tax status

is  endangered if five or fewer shareholders obtain ownership  of

fifty   percent  or  more  of  the  Trust's  outstanding  shares.

Accordingly, to ensure that this requirement is not violated, and in  accordance with industry practice, the Trust's bylaws provide that  no person, including natural persons, corporations, trusts,

partnerships  and other entities "shall at any time  directly  or indirectly acquire or hold beneficial ownership of shares with an aggregate value in excess of 9.8% of the aggregate value  of  all

outstanding  shares."   The  bylaws  further  provide  that   any

transfer  of shares in excess of the 9.8% limitation is  void  ab initio, and the purported transferee is not entitled to vote  the excess  shares or receive dividends for the excess shares, unless waived  by the Trust.  The Trust has not granted any such waivers to Koether or Pure World.

22. Upon information and belief, Koether and Pure World, by themselves and/or in concert with others, have secretly acquired beneficial ownership of Trust shares, directly or indirectly, in excess of 9.8% of the aggregate value of the Trust's outstanding shares (the "Excess Shares") notwithstanding the bylaws restrictions on ownership. Additionally, upon information and belief, Koether and Pure World, by themselves and/or in concert with others, have wrongfully collected dividends on the Excess Shares to which they are not entitled, and they have impermissibly used the Excess Shares in their attempts to take over the Trust. This information has not been disclosed in any of Pure World's public disclosures.

     Damage to the Trust and Its Shareholders

     23.       In addition to harming the Trust's past and present

shareholders by artificially suppressing the price of the Trust's shares  and  impairing  their right to be  accurately  and  fully informed in deciding whether to give Pure World and Koether their proxies  and to buy/sell their shares, the misleading  statements and omissions described above have caused, and are continuing  to cause,  substantial and irreparable damage to the Trust, and  are threatening the continued viability of the Trust's business, by:

          (1)             Interfering with the Trust's ability to
               restructure its capitalization;

          (2) Disrupting the Trust's normal business operations by forcing the Trust to respond to and oppose the Defendants' misleading Schedule 13Ds and proxy statements;

          (3) Creating uncertainty about the Trust's future that has impaired, and will continue to impair, investor, creditor, and customer confidence; and

          (4) Causing the Trust to pay Koether/Pure World dividends on the Excess Shares to which they are not entitled.

     24.       All conditions precedent to the Trust's bringing this

action  and  obtaining the relief sought herein have occurred  or have been waived.

                               V.

                        CAUSES OF ACTION

              COUNT I:  VIOLATION OF SECTION 13(D)

    25.        Paragraphs 1-24 are adopted by reference.

    26.         Koether  and  Pure World have violated,  and  are

continuing  to  violate  Section  13(d)  of  the  Exchange   Act,

including without limitation rules 13d-1 and 13d-2 promulgated by the  SEC  thereunder, by filing with the SEC and sending  to  the

Trust  a materially false and misleading Schedule 13D and amended

Schedule 13Ds that:

          (1) Misrepresent that their purpose in acquiring the Trust's shares is for capital appreciation when, in fact, their true purpose is to allow Koether and/or Pure World to gain control of the Trust and engage in the self-dealing described above;

          (2) Fail to disclose their negotiations with MLI regarding the Trust's Notes, and fail to disclose their hidden agenda regarding the Notes and the proposed liquidation as described above;

          (3) Fail to disclose the identity and existence of the Group and the purposes, understandings, and agreements of the Group; and

          (4) Fail to disclose that their beneficial ownership interest, and/or the beneficial ownership interest held by Koether, Pure World, and others acting in concert with them, exceeds 9.8% of the aggregate value of the Trust's outstanding shares in violation of the Trust's bylaws.

     27.        In addition to harming the Trust's past and present

shareholders by artificially suppressing the price of the Trust's shares,  Defendants' misleading Schedule 13D and amended Schedule

13Ds have caused, and are continuing to cause, irreparable damage to  the  Trust,  and threatening the continued viability  of  the

Trust's business, as set forth above.

        COUNT II:  VIOLATION OF SECTION 14(A)

     28.        Paragraphs 1-27 are adopted by reference.

29. Koether and Pure World have violated, and are continuing to violate, 14(a) of the Exchange Act by filing and sending to the Trust and its shareholders materially false and misleading proxy statements that:

          (1) Misrepresent that their purpose in acquiring the Trust's shares is for capital appreciation when, in fact, their true purpose is to allow Koether and/or Pure World to gain control of the Trust and engage in the self-dealing described above;

          (2) Fail to disclose their negotiations with MLI regarding the Trust's Notes, and fail to disclose their hidden agenda regarding the Notes and the proposed liquidation as described above;

          (3) Fail to disclose the identity and existence of the Group and the purposes, understandings, and agreements of the Group; and

          (4) Fail to disclose that their beneficial ownership interest, and/or the beneficial ownership interest held by Koether, Pure World, and others acting in concert with them, exceeds 9.8% of the aggregate value of the Trust's outstanding shares in violation of the Trust's bylaws.

     30.       In addition to harming the Trust's past and present

shareholders by artificially suppressing the price of the Trust's shares  and  impairing  their right to be  accurately  and  fully informed  in  deciding whether to give Defendants their  proxies,

Defendants'  misleading proxy statements  have  caused,  and  are continuing  to cause, substantial and irreparable damage  to  the

Trust,  and  threatening the continued viability of  the  Trust's business as set forth above.

                  COUNT III:  FRAUD

     31.       Paragraphs 1 through 30 are adopted by reference.

     32.        Koether  and Pure World have committed,  and  are

continuing to attempt to commit, fraud in at least the  following ways:

          (1) Misrepresenting that their purpose in acquiring the Trust's shares is for capital appreciation when, in fact, their true purpose is to allow Koether and/or Pure World to gain control of the Trust and engage in the self-dealing described above;

          (2) Failing to disclose their negotiations with MLI regarding the Trust's Notes, and failing to disclose their hidden agenda regarding the Notes and the proposed liquidation as described above;

          (3) Failing to disclose the identity and existence of the Group and the purposes, understandings, and agreements of the Group; and

          (4) Failing to disclose that their beneficial ownership interest, and/or the beneficial ownership interest held by Koether, Pure World, and others acting in concert with them, exceeds 9.8% of the aggregate value of the Trust's outstanding shares in violation of the Trust's bylaws.

     33.       The foregoing misrepresentations and omissions were of

material  facts,  were made knowingly or with reckless  disregard for  the  truth, and were made with the intention that the  Trust

and   its   shareholders  rely  on  the  misrepresentations   and

omissions.   The Trust and its past and present shareholders,  to

their  detriment, have relied on the foregoing misrepresentations and  omissions, and as a proximate result thereof, have  suffered the damages described above.

     COUNT IV:  VIOLATION OF TEXAS SECURITIES LAWS

     34.       Paragraphs 1 through 33 are adopted by reference.

35. Koether and Pure World have committed, and are continuing to commit, violations of the Texas Securities Act, including Tex. Civ. Stat. Art. 581-33, by, inter alia, buying and selling the Trust's shares based on at least the following material misrepresentations and omissions:

          (1) Misrepresenting that their purpose in acquiring the Trust's shares is for capital appreciation when, in fact, their true purpose is to allow Koether and/or Pure World to gain control of the Trust and engage in the self-dealing described above;

          (2) Failing to disclose their negotiations with MLI regarding the Trust's Notes, and failing to disclose their hidden agenda regarding the Notes and the proposed liquidation as described above;

          (3) Failing to disclose the identity and existence of the Group and the purposes, understandings, and agreements of the Group; and

          (4) Failing to disclose that their beneficial ownership interest, and/or the beneficial ownership interest held by Koether, Pure World, and others acting in concert with them, exceeds 9.8% of the aggregate value of the Trust's outstanding shares in violation of the Trust's bylaws.

     36.       In addition to harming the Trust's past and present

shareholders by artificially suppressing the price of the Trust's shares  and  impairing  their right to be  accurately  and  fully informed  in  deciding whether to give Defendants their  proxies,

Defendants'  misleading proxy statements  have  caused,  and  are continuing  to cause, substantial and irreparable damage  to  the

Trust,  and  threatening the continued viability of  the  Trust's business as set forth above.

                 COUNT V:  CONSPIRACY

     37.       Paragraphs 1 through 36 are adopted by reference.

38. Koether, Pure World, and others acting in concert with them have conspired with each other to commit fraud and violations of the Exchange Act, the Texas Securities Act and the Trust's bylaws, as described above, and they have committed one or more acts in Dallas County in furtherance of their conspiracy. Their wrongful acts have directly and proximately damaged the Trust and its present and past shareholders as described above, and continue to threaten to cause substantial and irreparable damage to the Trust.

                COUNT VI:  DECLARATORY JUDGMENT

     39.       Paragraphs 1 through 38 are adopted by reference.

     40.       Pursuant to Texas Civil Practice and Remedies Code

Chapter 37 et seq. and the Federal Declaratory Judgment Act,  the

Trust  requests a declaration regarding the status of the  Excess

Shares.   More particularly, a dispute exists between  the  Trust

and  Koether/Pure  World regarding whether  they,  by  themselves and/or in concert with others, have acquired beneficial ownership of Excess Shares, and if so, the rights they have with respect to the  Excess Shares.  The Trust contends that Koether/Pure  World,

by  themselves  and/or  in  concert with  others,  have  secretly

acquired  beneficial  ownership  of  Excess  Shares.   The  Trust

further contends that Koether/Pure World have no voting, dividend or other rights with respect to these Excess Shares except as set forth  in  the Trust's bylaws.  Koether and Pure World,  however,

disagree.  This dispute is continuing and ongoing, and it is ripe for resolution by this Court.

     COUNT VII:  MONEY HAD AND RECEIVED; UNJUST ENRICHMENT

     41.       Paragraphs 1 through 39 are adopted by reference.

     42.       Without knowing that Koether/Pure World, by themselves

and/or  in  concert with others, had secretly acquired beneficial ownership  of  more  than  9.8%  of  the  value  of  the  Trust's

outstanding  shares,  the  Trust  has  paid  Koether/Pure   World

dividends  on the Excess Shares which, under the Trust's  bylaws,

Koether/Pure  World  were not entitled to receive.   Koether/Pure

World  would be unjustly enriched if they were permitted to  keep these  dividends, which justly and rightly belong to  the  Trust,

and  the  Trust demands that Koether and Pure World return  these dividends  to  the Trust.  Under principles of equity,  including money  had and received and unjust enrichment, the Trust requests that  the  Court order Koether/Pure World to return to the  Trust the amount of dividends paid on the Excess Shares.

            COUNT VIII:  INJUNCTIVE RELIEF

     43.       Paragraphs 1 through 42 are adopted by reference.

     44.       As set forth above, Defendants, upon information and

belief,  are  attempting to seize control and force a liquidation of  the Trust based on materially false and misleading statements and omissions, including SEC filings.  Defendants attempts to  do so have caused, or are likely to cause, permanent and irreparable

injury   to  the  Trust.   Accordingly,  the  Trust  requests   a

preliminary and permanent injunction restraining Defendants  from attempting  to seize control of and/or liquidate the  Trust,  and from further attempting to acquire the Notes from MLI, until  the disclosures required under federal and state securities laws have

been  made.   Additionally, the Trust requests a preliminary  and

permanent  injunction  restraining  Defendants,  and  all  others acting in concert with them, from further acquiring Excess Shares and  from further voting or otherwise using the Excess Shares  in their efforts to seize control of and/or liquidate the Trust.

              COUNT IX:  ATTORNEYS' FEES

     45.       Due to the dispute that exists between the Trust and

Defendants, the Trust has retained the Law Firm of Liddell, Sapp,

Zivley,  Hill  & LaBoon, L.L.P. ("Liddell Sapp") to represent  it and  to  prosecute this action on the Trust's behalf.  The  Trust has  further agreed to pay Liddell Sapp its reasonable attorneys'

fees  and  costs for doing so.  Pursuant to Texas Civil  Practice and  Remedies Code  37.009, the Securities Exchange Act of  1934,

the Texas Securities Act, and any other applicable law, the Trust seeks  an  award  of  its  costs  and  reasonable  and  necessary attorneys' fees from Defendants.

                         VI.

                                   RELIEF SOUGHT

     46.       Paragraphs 1-45 are adopted by reference.

47. The Trust respectfully requests that Defendants be summoned to appear and answer herein, and that the Court:

     (1) Issue preliminary and permanent injunctions ordering Defendants to make the disclosures required by Sections 13(d) and 14(a) of the Exchange Act and the Texas Securities Act as discussed more fully above, and to cease their attempt to acquire the Notes from MLI until the disclosures are made;

     (2) Issue preliminary and permanent injunctions prohibiting Defendants from acquiring or trading any additional shares of the Trust until the required Section 13(d) disclosures and the Texas Securities Act disclosures discussed herein are made;

     (3) Issue preliminary and permanent injunctions prohibiting Defendants from further soliciting any proxies or exercising any proxies already obtained until they provide full and adequate disclosure under Section 14(a) of the Exchange Act and the Texas Securities Act as discussed more fully above;

     (4) Issue preliminary and permanent injunctions enjoining Defendants from taking any further action in furtherance of their conspiracy, as discussed above, until full and adequate disclosure of the conspiracy is provided pursuant to Sections 13(d) and 14(a) of the Exchange Act and the Texas Securities Act;

     (5) Issue preliminary and permanent injunctions enjoining Defendants, and all others acting in concert with them, from further acquiring Excess Shares and from voting or otherwise using the Excess Shares in their efforts to seize control of and/or liquidate the Trust;

     (6) Enter judgement awarding the Trust its actual damages, as set forth herein, against Defendants, jointly and severally;

     (7) Enter judgment against Defendants awarding the Trust a declaration of rights as set forth herein;

     (8) Enter judgment against Defendants awarding the Trust a recovery of dividends paid on the Excess Shares as set forth herein;

     (9) Enter judgment for the Trust against Defendants, jointly and severally, for the Trust's reasonable costs and attorneys' fees incurred in bringing and prosecuting this lawsuit;

     (10) Enter judgment for the Trust against Defendants, jointly and severally, for prejudgment and postjudgment interest to the maximum extent allowed by law; and

     (11) Award the Trust such other and further relief to which it may be entitled at law or in equity.

                              VII.

                          JURY DEMAND

     48.  The Trust hereby demands a trial by jury.


                              Respectfully submitted,

                              LIDDELL, SAPP, ZIVLEY, HILL
                               & LaBOON, L.L.P.




                              By:   /s/ Craig L. Weinstock
                                   Craig L. Weinstock
                                   State Bar No. 21097300
                                   Kirte Kinser
                                   State Bar No. 11489650
                                   900 Texas Commerce Tower
                                   2200 Ross Avenue
                                   Dallas, Texas  75201
                                   (214) 220-4800 (Telephone)
                                   (214) 220-4899 (Telecopier)


                                   ATTORNEYS FOR AMERICAN
                                   INDUSTRIAL PROPERTIES REIT